Exhibit 99

Chemed Reports Third-Quarter 2008 Results

- Increases 2008 Earnings Guidance

CINCINNATI--(BUSINESS WIRE)--October 21, 2008--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation’s largest provider of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its third quarter ended September 30, 2008, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue increased 5.8% to $288 million
  Diluted EPS of $.79
  Diluted EPS, excluding stock options and certain tax items, of $.90

VITAS segment operating results:

  Net Patient Revenue of $205 million, up 8.7%
  Average Daily Census (ADC) of 12,033, up 4.4%
  Admissions of 13,317, a decline of 0.9%
  Average Length of Stay in the quarter of 74.1 days
  Adjusted EBITDA of $31.1 million, an increase of 26.1%
  Adjusted EBITDA margin of 15.2%

Roto-Rooter segment operating results:

  Revenue of $83.4 million, a decline of 0.8%
  Job count of 175,433, a decline of 11.6%
  Adjusted EBITDA of $13.7 million, a decline of 12.1%
  Adjusted EBITDA margin of 16.4%

VITAS

Net revenue for VITAS was $205 million in the third quarter of 2008, which is an increase of 8.7% over the prior-year period. This revenue growth was the result of increased ADC of 4.4% and a Medicare price increase of approximately 3.2%. The remaining difference is attributed to revenue mix and the impact of a modest Medicare Cap limitation in the prior year.

Average revenue per patient per day in the quarter was $185.13, which is 3.8% above the prior-year period. Routine home care reimbursement and high acuity care averaged $146.57 and $645.75, respectively, per patient per day in the third quarter of 2008. During the quarter, high acuity days-of-care was 7.7% of total days-of-care. Quarterly high acuity days-of-care averaged between 8.0% and 8.4% in 2007.

VITAS did not have any billing restrictions related to Medicare Cap for its third-quarter 2008 operating activity. As of September 30, 2008, VITAS has not accrued any Medicare billing restrictions for the 2008 or 2007 Cap years. Of VITAS’ 36 unique Medicare provider numbers, 30 provider numbers, or 83%, have a Cap cushion greater than 20% for the 2008 Cap year, three provider numbers are between 10% and 20%, and three provider numbers have Cap cushion of less than 10%.

Gross margin in the third quarter of 2008 was 23.6%. This is 190 basis points above the third quarter of 2007, after eliminating the modest impact of Medicare Cap in 2007. This margin increase is a result of improved management in scheduled labor. VITAS continues to focus on more efficient scheduling of direct labor. This involves utilization of field-based labor management tools designed to meet and respond to hospice team staffing requirements.

Selling, general and administrative expense was $17.1 million in the third quarter of 2008, which is an increase of 9.3% over the prior-year quarter and a 5.7% increase on a year-to-date basis. Adjusted EBITDA totaled $31.1 million, an increase of 26.1% over the prior year and equates to an adjusted EBITDA margin of 15.2%.

Roto-Rooter

Roto-Rooter’s plumbing and drain cleaning business generated sales of $83 million for the third quarter of 2008, 0.8% lower than the $84 million reported in the comparable prior-year quarter. Adjusted EBITDA in the third quarter of 2008 totaled $13.7 million, a decrease of 12.1% over the third quarter of 2007, and equated to an adjusted EBITDA margin of 16.4%.

Job count in the third quarter of 2008 declined 11.6% when compared to the prior-year period. Total residential jobs declined 12.0% and consisted of residential plumbing jobs decreasing 10.3% and residential drain cleaning jobs declining 12.9%, when compared to the third quarter of 2007. Residential jobs represent approximately 70% of total job count. Total commercial jobs declined 10.6% with commercial plumbing job count declining 9.6% and commercial drain cleaning decreasing 10.8%, over the prior-year quarter.

The third quarter of 2008 continues to indicate recessionary pressure impacting demand for certain discretionary plumbing and drain cleaning services. This is evidenced by a 13% decline in call volume in Roto-Rooter’s centralized call centers. This decline has been substantially offset by increased pricing, favorable job mix shift to excavation work and increased conversion rates of calls to paid jobs.

There continues to be substantial disparity in demand for Roto-Rooter services within the United States. The South region has experienced a 16.9% year-to-date decline in commercial jobs while the Northeast Region had a modest 1.8% decline in commercial volume. Residential demand is also following a similar pattern in the South, with job count declining 12.0% while the remaining regions have experienced a job count decline ranging between 5% and 10%.

Management is in preliminary discussions, as well as final negotiations, to acquire a number of Roto-Rooter franchise territories. This significant increase in activity is attributed to the current state of the capital markets, the potential increase in tax rates and the recessionary difficulties our franchisees are experiencing. The timing or actual completion of these acquisitions cannot be predicted, however, management intends to be highly disciplined in terms of valuation and risk to ensure these acquisitions will be accretive to shareholders.

Chemed Consolidated Debt and Cash Flows

Chemed’s long-term debt aggregated $217 million at September 30, 2008, $200 million of which carries an interest rate of 1.875% and is due in May 2014. The remaining debt consists of a bank term loan with a current interest rate of approximately 4.7%. Chemed’s total debt divided by the trailing four quarters of Adjusted EBITDA reflects a debt leverage ratio of 1.35.

Chemed has a $175 million revolving credit facility that expires in May 2012. At September 30, 2008, this credit facility had approximately $148 million of undrawn borrowing capacity after deducting for $27 million of letters of credit issued under this facility to secure the Company’s workers’ compensation insurance. The credit facility carries a varying interest rate at prime or at LIBOR plus a borrowing spread which is currently 100 basis points. Letters of credit issued against the credit facility are charged the LIBOR borrowing spread.

Year-to-date net cash provided from operations aggregated $90 million. Capital expenditures for the first nine month of 2008 aggregated $13.1 million and compares favorably to Chemed’s $20.7 million of depreciation and amortization.

Guidance for 2008

VITAS is estimated to generate full-year revenue growth, prior to Medicare Cap, of 8.0% to 8.5%. Admissions are estimated to increase 4% and full-year adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 14.1% to 14.3%. This guidance assumes VITAS will receive a Medicare basket price increase of 2.6% effective October 1, 2008. Full calendar year 2008 Medicare contractual billing limitations are estimated at $1.25 million.

Roto-Rooter is estimated to generate full-year 2008 revenue totaling $340 million to $344 million. Adjusted EBITDA margin for 2008 is estimated in the range of 17.7% to 18.0%. This guidance does not include any Roto-Rooter franchise acquisitions that may be completed in the fourth quarter of 2008.

Chemed’s effective tax rate has increased to 42.9% in the third quarter and is estimated at approximately 40.1% for the full-year 2008. This unusually high tax rate is a direct result of the interplay of severe volatility in the stock market as it relates to certain deferred compensation investments and required GAAP tax accounting. This stock market volatility does not have any material impact on Chemed’s reported pretax earnings. Excluding the impact of taxes associated with this deferred compensation issue, Chemed’s effective tax rate in the third quarter and for the full-year 2008, is estimated at 39%.

Based upon these factors and a full-year average diluted share count of 23.4 million shares, management estimates 2008 earnings per diluted share from continuing operations, excluding noncash expenses for stock options, the tax rate impact from deferred compensation investments and charges or credits not indicative of ongoing operations, will be in the range of $3.35 to $3.40.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Wednesday, October 22, 2008, to discuss the company's quarterly results and provide an update on its business. The dial-in number for the conference call is (866) 831-6243 for U.S. and Canadian participants and (617) 213-8855 for international participants. The participant passcode is 89856449. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately two hours after the call's conclusion. It can be accessed by dialing (888) 286-8010 for U.S. and Canadian callers and (617) 801-6888 for international callers and will be available for one week following the live call. The replay passcode is 56673754. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to approximately 12,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in Indonesia, Singapore, Japan, and the Philippines.

This press release contains information about Chemed’s EBITDA and adjusted EBITDA, which are not measures derived in accordance with generally accepted accounting principles and which exclude components that are important to understanding Chemed’s financial performance. Chemed provides EBITDA and adjusted EBITDA to help investors and others evaluate its operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s EBITDA and adjusted EBITDA should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. A reconciliation of Chemed’s net income to its adjusted EBITDA is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Continuing Operations
Service revenues and sales	$288,312	$272,503	$856,736	$814,329
Cost of services provided and goods sold (aa)	202,446	192,882	609,397	569,845
Selling, general and administrative expenses (aa)	44,022	42,526	133,070	136,686
Depreciation	5,441	5,220	16,249	14,897
Amortization	1,494	1,292	4,433	3,901
Other operating expense/(income) (aa)	-	-	-	(1,138)
Total costs and expenses	253,403	241,920	763,149	724,191
Income from operations	34,909	30,583	93,587	90,138
Interest expense	(1,570)	(2,515)	(4,589)	(9,657)
Loss on extinguishment of debt (aa)	-	(83)	-	(13,798)
Other income--net	(1,908)	11	(2,211)	3,068
Income before income taxes	31,431	27,996	86,787	69,751
Income taxes (aa)	(13,483)	(11,080)	(34,769)	(27,181)
Income from continuing operations	17,948	16,916	52,018	42,570
Discontinued Operations (bb)	-	1,201	-	1,201
Net Income	$17,948	$18,117	$52,018	$43,771

Earnings Per Share
Income from continuing operations	$0.80	$0.71	$2.23	$1.72
Net income	$0.80	$0.76	$2.23	$1.77
Average number of shares outstanding	22,503	23,933	23,285	24,711
Diluted Earnings Per Share
Income from continuing operations	$0.79	$0.69	$2.20	$1.69
Net income	$0.79	$0.74	$2.20	$1.73
Average number of shares outstanding	22,818	24,466	23,620	25,249

(aa)	Amounts include the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Cost of services provided and goods sold:
Unreserved prior-year's insurance claim	$-	$-	$(597)	$-
Selling, general and administrative expenses:
Stock option expense	(2,102)	(1,592)	(5,084)	(3,074)
Costs associated with OIG investigation	(2)	(48)	(44)	(188)
Long-term incentive compensation	-	-	-	(7,067)
Other	-	-	-	467
Other operating expense/(income):
Gain on sale of property	-	-	-	1,138
Loss on extinguishment of debt	-	(83)	-	(13,798)
Pretax impact on earnings	(2,104)	(1,723)	(5,725)	(22,522)
Income tax benefit/(charge) on the above	769	630	2,112	8,268
Income tax impact of non-deductible market losses on investments of deferred compensation trusts
	(1,237)	(123)	(1,237)	(123)
Income tax credit related to prior years	-	-	322	-
After-tax impact on earnings	$(2,572)	$(1,216)	$(4,528)	$(14,377)

(bb)	Discontinued operations represents accrual adjustments related to VITAS' Phoenix operations, discontinued in 2006.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

		September 30,
		2008	2007 (cc)
Assets
	Current assets
	Cash and cash equivalents	$6,804	$16,730
	Accounts receivable less allowances	88,206	79,915
	Inventories	7,494	6,824
	Current deferred income taxes	15,500	20,344
	Prepaid expenses and other current assets	7,702	6,983
	Total current assets	125,706	130,796
	Investments of deferred compensation plans held in trust	28,897	28,824
	Notes receivable	-	14,701
	Properties and equipment, at cost less accumulated depreciation	70,970	73,285
	Identifiable intangible assets less accumulated amortization	62,152	66,186
	Goodwill	439,909	436,262
	Other assets	16,042	16,382
	Total Assets	$743,676	$766,436

Liabilities
	Current liabilities
	Accounts payable	$46,187	$44,586
	Current portion of long-term debt	10,166	10,161
	Income taxes	2,736	9,854
	Accrued insurance	34,567	37,725
	Accrued compensation	38,385	37,147
	Other current liabilities	13,412	20,972
	Total current liabilities	145,453	160,445
	Deferred income taxes	4,849	3,370
	Long-term debt	207,070	224,735
	Deferred compensation liabilities	29,133	28,407
	Other liabilities	6,123	5,818
	Total Liabilities	392,628	422,775

Stockholders' Equity
	Capital stock	29,446	29,206
	Paid-in capital	277,602	264,374
	Retained earnings	326,002	259,578
	Treasury stock, at cost	(284,436)	(211,959)
	Deferred compensation payable in Company stock	2,434	2,462
	Total Stockholders' Equity	351,048	343,661
	Total Liabilities and Stockholders' Equity	$743,676	$766,436

Book Value Per Share		$15.69	$14.36

(cc)	Reclassified to conform to 2007 presentation.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
UNAUDITED CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)

	Nine Months Ended
	September 30,
	2008	2007 (cc)
Cash Flows from Operating Activities
Net income	$52,018	$43,771
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	20,682	18,798
Provision for uncollectible accounts receivable	7,101	6,025
Stock option expense	5,084	3,074
Provision for deferred income taxes	(2,257)	(1,388)
Amortization of debt issuance costs	760	970
Discontinued operations	-	(1,201)
Write off unamortized debt issuance costs	-	7,235
Noncash long-term incentive compensation	-	6,154
Changes in operating assets and liabilities, excluding amounts acquired in business combinations:
Decrease in accounts receivable	5,846	4,796
Increase in inventories	(851)	(246)
Decrease in prepaid expenses and other current assets
	2,804	2,964
Decrease in accounts payable and other current liabilities	(875)	(9,873)
Increase/(decrease) in income taxes	(329)	11,825
Increase in other assets	(547)	(3,109)
Increase in other liabilities	674	3,908
Excess tax benefit on share-based compensation	(1,234)	(2,506)
Other sources/(uses)	654	(1,054)
Net cash provided by operating activities	89,530	90,143
Cash Flows from Investing Activities
Capital expenditures	(13,103)	(20,145)
Net uses from disposals of discontinued operations	8,980	(6,121)
Business combinations, net of cash acquired	(1,578)	(1,079)
Proceeds from sales of property and equipment	200	3,072
Other uses	(421)	(1,415)
Net cash used by investing activities	(5,922)	(25,688)
Cash Flows from Financing Activities
Purchases of treasury stock	(69,136)	(130,873)
Repayment of long-term debt	(7,595)	(215,644)
Dividends paid	(4,352)	(4,441)
Increase in cash overdraft payable	(1,913)	2,554
Excess tax benefit on share-based compensation	1,234	2,506
Issuance of capital stock	290	2,429
Proceeds from issuance of long-term debt	-	300,000
Purchases of note hedges	-	(55,093)
Proceeds from issuance of warrants	-	27,614
Debt issuance costs	-	(6,887)
Other sources	(320)	836
Net cash used by financing activities	(81,792)	(76,999)
Increase/(Decrease) in Cash and Cash Equivalents	1,816	(12,544)
Cash and cash equivalents at beginning of year	4,988	29,274
Cash and cash equivalents at end of period	$6,804	$16,730

(cc) Reclassified to conform to 2008 presentation.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2008
Service revenues and sales	$204,956	$83,356	$-	$288,312
Cost of services provided and goods sold	156,685	45,761	-	202,446
Selling, general and administrative expenses (a)	17,100	23,576	3,346	44,022
Depreciation	3,256	2,102	83	5,441
Amortization	996	11	487	1,494
Total costs and expenses	178,037	71,450	3,916	253,403
Income/(loss) from operations	26,919	11,906	(3,916)	34,909
Interest expense	(35)	(56)	(1,479)	(1,570)
Intercompany interest income/(expense)	1,435	1,026	(2,461)	-
Other income—net	(59)	45	(1,894)	(1,908)
Income/(loss) before income taxes	28,260	12,921	(9,750)	31,431
Income taxes (a)	(10,699)	(4,964)	2,180	(13,483)
Net income/(loss)	$17,561	$7,957	$(7,570)	$17,948

2007 (f)
Service revenues and sales	$188,474	$84,029	$-	$272,503
Cost of services provided and goods sold	148,225	44,657	-	192,882
Selling, general and administrative expenses (b)	15,651	23,272	3,603	42,526
Depreciation	3,063	2,080	77	5,220
Amortization	996	13	283	1,292
Total costs and expenses	167,935	70,022	3,963	241,920
Income/(loss) from operations	20,539	14,007	(3,963)	30,583
Interest expense	(36)	(317)	(2,162)	(2,515)
Intercompany interest income/(expense)	1,909	1,337	(3,246)	-
Loss on extinguishment of debt (b)	-	-	(83)	(83)
Other income—net	(3)	226	(212)	11
Income/(loss) before income taxes	22,409	15,253	(9,666)	27,996
Income taxes (b)	(8,488)	(6,017)	3,425	(11,080)
Income/(loss) from continuing operations	13,921	9,236	(6,241)	16,916
Discontinued operations, net of income taxes	1,201	-	-	1,201
Net income/(loss)	$15,122	$9,236	$(6,241)	$18,117

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2008
Service revenues and sales	$602,589	$254,147	$-	$856,736
Cost of services provided and goods sold	471,018	138,379	-	609,397
Selling, general and administrative expenses (a)	50,520	70,710	11,840	133,070
Depreciation	9,769	6,249	231	16,249
Amortization	2,988	36	1,409	4,433
Total costs and expenses	534,295	215,374	13,480	763,149
Income/(loss) from operations	68,294	38,773	(13,480)	93,587
Interest expense	(118)	(216)	(4,255)	(4,589)
Intercompany interest income/(expense)	3,862	2,832	(6,694)	-
Other income—net	(48)	58	(2,221)	(2,211)
Income/(loss) before income taxes	71,990	41,447	(26,650)	86,787
Income taxes (a)	(26,810)	(16,002)	8,043	(34,769)
Net income/(loss)	$45,180	$25,445	$(18,607)	$52,018

2007 (f)
Service revenues and sales	$558,224	$256,105	$-	$814,329
Cost of services provided and goods sold	434,959	134,886	-	569,845
Selling, general and administrative expenses (b)	47,815	70,195	18,676	136,686
Depreciation	8,377	6,290	230	14,897
Amortization	2,988	41	872	3,901
Other operating expense/(income) (b)	-	-	(1,138)	(1,138)
Total costs and expenses	494,139	211,412	18,640	724,191
Income/(loss) from operations	64,085	44,693	(18,640)	90,138
Interest expense	(103)	(496)	(9,058)	(9,657)
Intercompany interest income/(expense)	5,352	3,676	(9,028)	-
Loss on extinguishment of debt (b)	-	-	(13,798)	(13,798)
Other income—net	(34)	344	2,758	3,068
Income/(loss) before income taxes	69,300	48,217	(47,766)	69,751
Income taxes (b)	(26,238)	(18,984)	18,041	(27,181)
Income/(loss) from continuing operations	43,062	29,233	(29,725)	42,570
Discontinued operations, net of income taxes	1,201	-	-	1,201
Net income/(loss)	$44,263	$29,233	$(29,725)	$43,771

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2008
Net income/(loss)	$17,561	$7,957	$(7,570)	$17,948
Add/(deduct):
Interest expense	35	56	1,479	1,570
Income taxes	10,699	4,964	(2,180)	13,483
Depreciation	3,256	2,102	83	5,441
Amortization	996	11	487	1,494
EBITDA	32,547	15,090	(7,701)	39,936
Add/(deduct):
Legal expenses of OIG investigation	2	-	-	2
Stock option expense	-	-	2,102	2,102
Advertising cost adjustment (c)	-	(351)	-	(351)
Interest income	(58)	(51)	(50)	(159)
Intercompany interest income/(expense)	(1,435)	(1,026)	2,461	-
Adjusted EBITDA	$31,056	$13,662	$(3,188)	$41,530

2007 (f)
Net income/(loss)	$15,122	$9,236	$(6,241)	$18,117
Add/(deduct):
Discontinued operations, net of income taxes	(1,201)	-	-	(1,201)
Interest expense	36	317	2,162	2,515
Income taxes	8,488	6,017	(3,425)	11,080
Depreciation	3,063	2,080	77	5,220
Amortization	996	13	283	1,292
EBITDA	26,504	17,663	(7,144)	37,023
Add/(deduct):
Legal expenses of OIG Investigation	48	-	-	48
Stock option expense	-	-	1,592	1,592
Loss on extinguishment of debt	-	-	83	83
Advertising cost adjustment (c)	-	(535)	-	(535)
Interest income	(11)	(247)	(639)	(897)
Intercompany interest income/(expense)	(1,909)	(1,337)	3,246	-
Adjusted EBITDA	$24,632	$15,544	$(2,862)	$37,314

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2008
Net income/(loss)	$45,180	$25,445	$(18,607)	$52,018
Add/(deduct):
Interest expense	118	216	4,255	4,589
Income taxes	26,810	16,002	(8,043)	34,769
Depreciation	9,769	6,249	231	16,249
Amortization	2,988	36	1,409	4,433
EBITDA	84,865	47,948	(20,755)	112,058
Add/(deduct):
Unreserved insurance claim	-	597	-	597
Legal expenses of OIG investigation	44	-	-	44
Stock option expense	-	-	5,084	5,084
Advertising cost adjustment (c)	-	(1,176)	-	(1,176)
Interest income	(109)	(91)	(402)	(602)
Intercompany interest income/(expense)	(3,862)	(2,832)	6,694	-
Adjusted EBITDA	$80,938	$44,446	$(9,379)	$116,005

2007 (f)
Net income/(loss)	$44,263	$29,233	$(29,725)	$43,771
Add/(deduct):
Discontinued operations, net of income taxes	(1,201)	-	-	(1,201)
Interest expense	103	496	9,058	9,657
Income taxes	26,238	18,984	(18,041)	27,181
Depreciation	8,377	6,290	230	14,897
Amortization	2,988	41	872	3,901
EBITDA	80,768	55,044	(37,606)	98,206
Add/(deduct):
Long-term incentive compensation	-	-	7,067	7,067
Gain on sale of property	-	-	(1,138)	(1,138)
Legal expenses of OIG investigation	188	-	-	188
Stock option expense	-	-	3,074	3,074
Loss on extinguishment of debt	-	-	13,798	13,798
Advertising cost adjustment (c)	-	(931)	-	(931)
Interest income	(90)	(358)	(2,160)	(2,608)
Intercompany interest income/(expense)	(5,352)	(3,676)	9,028	-
Other	-	-	(467)	(467)
Adjusted EBITDA	$75,514	$50,079	$(8,404)	$117,189

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(in thousands, except per share data)(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Net income as reported	$17,948	$18,117	$52,018	$43,771

Add/(deduct):
Discontinued operations	-	(1,201)	-	(1,201)
After-tax cost of long-term incentive compensation	-	-	-	4,427
After-tax cost of legal expenses of OIG investigation	1	30	27	117
After-tax stock option expense	1,334	1,011	3,228	1,952
After-tax gain on sale of property	-	-	-	(724)
After-tax other	-	-	-	(296)
After-tax loss on extinguishment of debt	-	52	-	8,778
Income tax impact of non-deductible market losses on investments of deferred compensation trusts
	1,237	123	1,237	123
Income tax credit related to prior years	-	-	(322)	-
After-tax unreserved insurance cost	-	-	358	-

Adjusted net income	$20,520	$18,132	$56,546	$56,947

Earnings Per Share As Reported
Net income	$0.80	$0.76	$2.23	$1.77
Average number of shares outstanding	22,503	23,933	23,285	24,711
Diluted Earnings Per Share As Reported
Net income	$0.79	$0.74	$2.20	$1.73
Average number of shares outstanding	22,818	24,466	23,620	25,249

Adjusted Earnings Per Share
Net income	$0.91	$0.76	$2.43	$2.30
Average number of shares outstanding	22,503	23,933	23,285	24,711
Adjusted Diluted Earnings Per Share
Net income	$0.90	$0.74	$2.39	$2.26
Average number of shares outstanding	22,818	24,466	23,620	25,249

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
OPERATING STATISTICS	2008	2007	2008	2007
Net revenue ($000) (d)
Homecare	$149,732	$137,406	$436,075	$403,748
Inpatient	24,155	22,861	74,497	69,068
Continuous care	31,069	28,921	92,017	85,650
Total before Medicare cap allowance	204,956	189,188	602,589	558,466
Medicare cap allowance	-	(714)	-	(242)
Total	$204,956	$188,474	$602,589	$558,224
Net revenue as a percent of total before Medicare cap allowance

Homecare	73.0%	72.6%	72.4%	72.3%
Inpatient	11.8	12.1	12.3	12.4
Continuous care	15.2	15.3	15.3	15.3
Total before Medicare cap allowance	100.0	100.0	100.0	100.0
Medicare cap allowance	-	(0.4)	-	-
Total	100.0%	99.6%	100.0%	100.0%
Average daily census ("ADC") (days)
Homecare	7,534	7,039	7,346	6,914
Nursing home	3,570	3,567	3,562	3,572
Routine homecare	11,104	10,606	10,908	10,486
Inpatient	410	412	429	417
Continuous care	519	511	521	512
Total	12,033	11,529	11,858	11,415

Total Admissions	13,317	13,436	42,485	41,204
Total Discharges	13,279	13,403	41,992	40,823
Average length of stay (days)	74.1	76.7	72.9	76.7
Median length of stay (days)	15.0	14.0	14.0	13.0
ADC by major diagnosis
Neurological	32.5%	32.8%	32.5%	33.1%
Cancer	19.9	20.3	19.9	19.9
Cardio	12.8	14.2	12.9	14.5
Respiratory	6.5	6.8	6.7	6.9
Other	28.3	25.9	28.0	25.6
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Neurological	18.2%	18.2%	18.4%	18.5%
Cancer	37.6	37.5	35.6	35.9
Cardio	11.3	12.1	11.8	12.8
Respiratory	7.0	7.1	7.8	7.6
Other	25.9	25.1	26.4	25.2
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (e)
Routine homecare	52.4%	51.0%	51.2%	50.9%
Inpatient	16.6	15.9	17.9	18.3
Continuous care	18.0	16.9	17.4	18.2
Homecare margin drivers (dollars per patient day)
Labor costs	$48.59	$48.86	$50.16	$48.98
Drug costs	7.85	7.88	7.70	7.95
Home medical equipment	6.28	5.65	6.22	5.73
Medical supplies	2.17	2.22	2.35	2.16
Inpatient margin drivers (dollars per patient day)
Labor costs	$262.98	$274.64	$263.71	$263.11
Continuous care margin drivers (dollars per patient day)
Labor costs	$512.04	$490.94	$511.81	$479.83
Bad debt expense as a percent of revenues	1.0%	0.9%	1.0%	0.9%
Accounts receivable -- days of revenue outstanding
	46.9	39.6	N.A.	N.A.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(unaudited)

(a)

Included in the results of operations for the three and nine months ended September 30, 2008, are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

		Three Months Ended September 30, 2008
		VITAS	Corporate	Consolidated
	Selling, general and administrative expenses
	Stock option expense	$-	$(2,102)	$(2,102)
	Legal expenses of OIG investigation	(2)	-	(2)
	Pretax impact on earnings	(2)	(2,102)	(2,104)
	Income tax benefit/(charge) on the above	1	768	769
	Income tax impact of non-deductible market losses on investments of deferred compensation trusts
		-	(1,237)	(1,237)
	After-tax impact on earnings	$(1)	$(2,571)	$(2,572)

		Nine Months Ended September 30, 2008
		VITAS	Roto-Rooter	Corporate	Consolidated
	Cost of services provided and goods sold
	Unreserved prior-year's insurance claim	$-	$(597)	$-	$(597)
	Selling, general and administrative expenses
	Stock option expense	-	-	(5,084)	(5,084)
	Legal expenses of OIG investigation	(44)	-	-	(44)
	Pretax impact on earnings	(44)	(597)	(5,084)	(5,725)
	Income tax benefit/(charge) on the above	17	239	1,856	2,112
	Income tax impact of non-deductible market losses on investments of deferred compensation trusts
		-	-	(1,237)	(1,237)
	Income tax credit related to prior years	322	-	-	322
	After-tax impact on earnings	$295	$(358)	$(4,465)	$(4,528)

(b)

Included in the results of operations for the three and nine months ended September 30, 2007, are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

		Three Months Ended September 30, 2007
		VITAS	Corporate	Consolidated
	Selling, general and administrative expenses
	Legal expenses of OIG investigation	$(48)	$-	$(48)
	Stock option expense	-	(1,592)	(1,592)
	Loss on extinguishment of debt	-	(83)	(83)
	Pretax impact on earnings	(48)	(1,675)	(1,723)
	Income tax benefit/(charge) on the above	18	612	630
	Income tax impact of non-deductible market losses on investments of deferred compensation trusts
		-	(123)	(123)
	After-tax impact on earnings	$(30)	$(1,186)	$(1,216)

		Nine Months Ended September 30, 2007
		VITAS	Corporate	Consolidated
	Selling, general and administrative expenses
	Long-term incentive compensation	$-	$(7,067)	$(7,067)
	Legal expenses of OIG investigation	(188)	-	(188)
	Stock option expense	-	(3,074)	(3,074)
	Other	-	467	467
	Other operating expenses/(income)
	Gain on sale of property	-	1,138	1,138
	Loss on extinguishment of debt	-	(13,798)	(13,798)
	Pretax impact on earnings	(188)	(22,334)	(22,522)
	Income tax benefit/(charge) on the above	71	8,197	8,268
	Income tax impact of non-deductible market losses on investments of deferred compensation trusts
		-	(123)	(123)
	After-tax impact on earnings	$(117)	$(14,260)	$(14,377)

(c)

Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the third quarters of 2008 and 2007, GAAP advertising expense for Roto-Rooter totaled $5,498,000 and $5,008,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the third quarters of 2008 and 2007 would total $5,849,000 and $5,543,000, respectively. For the nine months ended September 30, 2008 and 2007, GAAP advertising expense for Roto-Rooter totaled $16,656,000 and $15,650,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the nine months ended September 30, 2008 and 2007, would total $17,832,000 and $16,581,000, respectively.

(d)

VITAS has 6 large (greater than 450 ADC), 17 medium (greater than 200 but less than 450 ADC) and 23 small (less than 200 ADC) hospice programs. There are three programs as of September 30, 2008, with Medicare cap cushion of less than 10% for the 2008 measurement period.

(e)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

(f)	Reclassified to conform to 2008 presentation.

CONTACT:
Chemed Corporation
David P. Williams, 513-762-6901